AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
POLARIS LIFE SM
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
GROUP AND INDIVIDUAL POLICIES
SUPPLEMENT DATED NOVEMBER 24, 2003
TO
PROSPECTUS
DATED MAY 1, 2001
AS SUPPLEMENTED

          AIG Life Insurance Company is amending the prospectus for the sole purpose of providing you with additional information on the reorganization of the SunAmerica Series Trust's Asset Allocation Portfolio ("Original Portfolio"), which is an underlying portfolio of one of the Policies' investment options.

          Effective November 24, 2003, the Original Portfolio was reorganized into the Asset Allocation Portfolio ("Successor Portfolio"), a series of the Anchor Series Trust, pursuant to an Agreement and Plan of Reorganization which was approved by shareholders on October 28, 2003.

          All Policy owners with Account Value in the investment option supported by the Original Portfolio automatically had their Account Value in such investment option moved into the Successor Portfolio on the date of this supplement. Only the underlying portfolio changed, not the investment option itself.

          For a period of time, we may provide you with confirmations, statements and other reports that contain the name of the Original Portfolio.

          If you have any questions, please call our VUL Administration Department at 1-800-340-2765.